Exhibit 10.5

Subordination Agreement

Creditor(s):

NETLIST, INC., a Delaware corporation
51 Discovery, Suite 150
Irvine, CA 92618
Attn: Gail Sasaki, CFO
Fax: 949.435.0031
Email: gsasaki@netlist.com

NETLIST ELECTRONICS (SUZHOU) CO., LTD.
Building A1, EPZ district B,
#288 Shengpu Road,
Suzhou Industrial Park,
China 215121

NETLIST HK LIMITED
c/o Reed Smith Richards Butler
20th floor, Alexandra House
18 Chater Road, Central
Hong Kong

Borrower(s): NETLIST, INC., a Delaware corporation

Dated as of July 18, 2013

This Subordination Agreement is entered into between DBD CREDIT FUNDING LLC (“Lender”), whose address is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105, and the creditor(s) named above (individually and collectively, and jointly and severally, the “Creditor”).

1.                                      Subordination. To induce Lender in its discretion to extend credit to the above-named borrower (“Borrower”) pursuant to that Loan and Security Agreement, dated as of an Effective Date on or about the date hereof (as amended, restated supplemented, or otherwise modified from time to time, the “Loan Agreement”), which credit is guarantied by any present or future guarantor of the Obligations (“Guarantor”; the Borrower and the Guarantor are referred to herein, individually and collectively, as the “Obligor”), the Creditor hereby agrees to subordinate and does hereby subordinate payment by the Obligor of any and all indebtedness of the Obligor, now or hereafter incurred, created or evidenced, to the Creditor, however such indebtedness may be hereafter extended, renewed or evidenced (together with all collateral, security and guarantees, if any, for the payment of any such indebtedness) (collectively, the “Junior Debt”), to the payment in full in cash to Lender of any and all present and future indebtedness, liabilities, guarantees and other obligations, of every kind and description (including without limitation any interest, charges and other sums accruing after the filing of a petition by or against Obligor under the Bankruptcy Code (or equivalent statute)), of the Obligor to Lender under or in connection with the Loan Agreement or any other Loan Document (as such term is defined in the Loan Agreement) (collectively, the “Senior Debt”), and the

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Fortress Credit Corp.

Creditor agrees not to ask for, demand, sue for, take or receive any payments with respect to all or any part of the Junior Debt or any security therefor, unless and until all of the Senior Debt have been paid and performed in full, except that if no default or event of default and no event which, with notice or passage of time or both, would constitute a default or event of default, has occurred under any documents or instruments evidencing or relating to the Senior Debt, both before and after giving effect to the following payments, then intercompany trading obligations and other regularly scheduled payments with respect to the Junior Debt may be made in the ordinary course of business; provided, further, that non-cash accruals in respect of the Junior Debt may be reflected in the respective books and records of Obligor and Creditor irrespective of the existence of any such default or event of default.

The word “indebtedness” is used herein in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Creditor represents and warrants to Lender that the Obligor is now indebted to the Creditor in the amounts set forth on Schedule 1 attached hereto and under the notes and/or documents (if any) described on Schedule 1 attached hereto and that the same is all outstanding indebtedness owing from the Obligor to the Creditor (but the subordination set forth herein shall not be affected by any lack of any such attached Schedule 1).

2.                                      Distribution of Assets. The Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Obligor whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Junior Debt, or the application of the assets of the Obligor to the payment or liquidation thereof, Lender shall be entitled to receive payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and in order to enable Lender to enforce its rights hereunder in any such action or proceeding, Lender is hereby irrevocably authorized and empowered in its discretion (but without any obligation on Lender’s part) to make and present for and on behalf of the Creditor such proofs of claim against the Obligor on account of the Junior Debt as Lender may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Debt. The Creditor further agrees to execute and deliver to Lender such assignments or other instruments as may be required by Lender in order to enable Lender to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Junior Debt.

3.                                      Transfer of Subordinated Debt. The Creditor shall not sell, pledge, assign or otherwise transfer, at any time while this Agreement remains in effect, any rights, claim or interest of any kind in or to any of the Junior Debt, either principal or interest, without first notifying Lender and making such transfer expressly subject to this Subordination Agreement in form and substance satisfactory to Lender. The Creditor represents and warrants to Lender that the Creditor has not sold, pledged, assigned or otherwise transferred any of the Junior Debt, or any interest therein or collateral or security therefor to any other person. The Creditor will concurrently endorse all notes and other written evidence of the Junior Debt with a statement that they are subordinated to the Senior Debt pursuant to the terms of this Agreement, in such form as

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Lender shall require, and the Creditor will exhibit the originals of such notes and other written evidence of the Junior Debt to Lender so that Lender can confirm that such endorsement has been made (but no failure to do any of the foregoing shall affect the subordination of the Junior Debt provided for herein, which shall be fully effective upon execution of this Agreement).

4.                                      Lender’s Rights. This is a continuing agreement of subordination and Lender may continue, without notice to the Creditor, to extend credit or other accommodation or benefit and loan monies to or for the account of the Obligor in reliance hereon. Lender may at any time, in its discretion, renew or extend the time of payment of all or any Senior Debt, modify the Senior Debt and any terms or provisions thereof or of any agreement relating thereto, waive or release any collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as Lender may deem proper or desirable relating to the Senior Debt, without notice to or further consent from the Creditor and without any manner impairing or affecting this Agreement or any of Lender’s rights hereunder. The Creditor waives notice of acceptance hereof, notice of the creation of any Senior Debt, the giving or extension of any credit by Lender to the Obligor, or the taking, waiving or releasing of any security therefor, or the making of any modifications, and the Creditor waives presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Creditor might otherwise be entitled. This Section 4 applies to each Creditor in its capacity as a creditor of the Obligor, and not in such Creditor’s direct capacity as an Obligor.

5.                                      Revivor. If, after payment of the Senior Debt, the Obligor thereafter becomes liable to Lender on account of the Senior Debt, or any payment made on the Senior Debt shall for any reason be returned by Lender, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Senior Debt, without the necessity of any further act or agreement between Lender and the Creditor.

6.                                      General. This Agreement sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys’ fees) from the non-prevailing party. The parties agree to cooperate fully with each other and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Agreement. This Agreement shall be governed by the laws of the State of New York, without regard for choice of law provisions. Each Creditor and Lender consent to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Lender. Each Creditor hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to a Creditor at the address set forth in the Loan Agreement and that service so made shall be deemed completed upon the

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earlier to occur of such Creditor’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid. Each Creditor represents and warrants that all actions on the part of such Creditor, its officers, directors, partners, managers, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of such Creditor hereunder have been taken, and that the execution, delivery and performance of and compliance with this Agreement will not result in any material violation or default of any term of any of its charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc., as applicable). This Agreement shall be binding upon the Creditor and its successors and assigns and shall inure to the benefit of Lender and Lender’s successors and assigns.

7.                                      WAIVER OF RIGHT TO JURY TRIAL; JUDICIAL REFERENCE. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, each Creditor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against Lender, or any Related Party of Lender in any way relating to this Agreement or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Lender may otherwise have to bring any action or proceeding relating to this Agreement against a Creditor or its properties in the courts of any jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

Creditor:

NETLIST, INC.

By:	/s/ Gail Sasaki
Name:	Gail Sasaki
Title:	Chief Financial Officer

Subordination Agreement

Creditor:

NETLIST ELECTRONICS (SUZHOU) CO., LTD.

By:	/s/ Gail Sasaki
Name:	Gail Sasaki
Title:	Director

NETLIST HK LIMITED

By:	/s/ Gail Sasaki
Name:	Gail Sasaki
Title:	Director

Subordination Agreement

Lender:

DBD CREDIT FUND ING LLC

By:	/s/ Constantine M. Dakolias

Name:	CONSTANTINE M. DAKOLIAS

Title:	PRESIDENT

Signature Page to Intercompany Subordination Agreement

OBLIGOR’S AGREEMENT

The undersigned Obligor hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. In the event Obligor breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Obligor agrees that, in addition to all other rights and remedies Lender has, all of the Senior Debt shall, at Lender’s option and without notice or demand, become immediately due and payable, unless Lender expressly agrees in writing to waive such breach. No waiver by Lender of any breach shall be effective unless in writing signed by one of Lender’s authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Obligor further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by Lender and the Creditor without notice to Obligor and without further consent by Obligor.

Obligor:

NETLIST, INC.

By:	/s/ Gail Sasaki
Name:	Gail Sasaki
Title:	Chief Financial Officer

Subordination Agreement

SCHEDULE 1

As of June 29, 2013, Netlist Electronics (Suzhou) Co., Ltd. owed $2,466, 225 to Netlist, Inc.

As of June 29, 2013, Netlist HK Limited owed $0.00 to Netlist, Inc.